                                                                      EXHIBIT 23

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-09896, 33-51455, 33-55410, 33-58347, 333-57509,
333-57515, 333-57517, 333-57519, 333-83511, 333-88141, 333-31370, 333-34764,
333-49280, 333-57866, 333-57868, and 333-57870), and Form S-3 (Nos. 33-14071,
33-55425, 333-22355, 333-49455, 333-68847, 333-74075, 333-34760, and 333-45466)
and on Form S-4 (No. 333-82049) of our report dated February 7, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
March 19, 2002